February 20, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            February 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 February 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            February 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 February 15, 2002 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          February 20, 2002



By: 		   /s/Richard C. Goldman
Name:          Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               08-Feb-02
Determination Date:            14-Feb-02
Monthly Payment Date:          15-Feb-02
Collection Period Ending:      31-Jan-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               21,060,918.35
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    149,991.46
    Current Monthly Interest Shortfall/Excess                                                                        -107,656.44
    Recoup of Collection Expenses                                                                                      -1,723.12
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   21,101,530.25

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,511,054.67
    Amount of Interest Payments Received During the Collection Period                                               3,618,711.11
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                         -107,656.44

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             9,247,068.96
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               9,604,635.61
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                15,244.84
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -372,811.49
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            9,604,635.61
    Total Ending Reserve Balance                                                                                    9,247,068.96

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,618,711.11
    Scheduled Principal Payments Received                                                                           3,478,302.43
    Principal Prepayments Received                                                                                 13,963,904.81
    Total Interest and Principal Payments Received                                                                 21,060,918.35

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   164,860.32
    minus  Reasonable Expenses                                                                                         14,868.86
    Net Liquidation Proceeds                                                                                          149,991.46
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     149,991.46

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   21,210,909.81
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  480,231,780.28
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      200,096.58
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  480,231,780.28
    Pool Balance as of the Current Accounting Date                                                                462,353,448.01
    Age of Pool in Months                                                                                                     35

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        475,429,462.48
    Aggregate Note Balance as of Current Accounting Date                                                          457,729,913.53

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             132               5,173,723.60         1.119%
    60-89 Days Delinquent             34                 966,045.36          0.209%
    90-119 Days Delinquent            22                1,000,589.27         0.216%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           15                 436,125.03          0.094%
    Cumulative Defaults               680              25,290,093.40         5.470%



    Current Month Realized Losses                                                                                     583,949.58
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.058%
    Preceding Realized Losses                                                                                         934,022.91
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.093%
    Second Preceding Realized Losses                                                                                1,456,770.04
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.146%
    Cumulative Realized Losses                                                                                     22,657,574.47
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.266%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.46235187
                                                                                                                      0.45772991
a)                                                                                                                    200,096.58
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                          65,072.45
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              13,699,462.48         13,699,462.48              0.00
    Class A-4                                                             192,642,000.00          4,000,086.47    188,641,913.53
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    178,783.32
                                                                                                                      649,984.83


VIIIPOOL STATISTICS

                                                                                                                           8.82%
                                                                                                                             136
TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       20,272,762.10
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                20,273,803.77

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              828,768.15



EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               08-Feb-02
Determination Date:            14-Feb-02
Monthly Payment Date:          15-Feb-02
Collection Period Ending:      31-Jan-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,708,168.11
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    137,263.88
    Current Monthly Interest Shortfall/Excess                                                                         -29,064.63
    Recoup of Collection Expenses                                                                                       3,122.40
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   10,819,489.76
II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,905,619.06
    Amount of Interest Payments Received During the Collection Period                                               1,934,683.69
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -29,064.63

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,155,493.84
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                17,707.74
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -173,199.40
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,155,493.84
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,934,683.69
    Scheduled Principal Payments Received                                                                           2,313,245.94
    Principal Prepayments Received                                                                                  6,460,238.48
    Total Interest and Principal Payments Received                                                                 10,708,168.11

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   182,595.07
    minus  Reasonable Expenses                                                                                         45,331.19
    Net Liquidation Proceeds                                                                                          137,263.88
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     137,263.88

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   10,845,431.99
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  278,887,345.91
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      116,203.06
                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  278,887,345.91
    Pool Balance as of the Current Accounting Date                                                                269,502,940.66
    Age of Pool in Months                                                                                                     33

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        273,309,598.99
    Aggregate Note Balance as of Current Accounting Date                                                          264,112,881.85

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             64                2,709,007.93         1.005%
    60-89 Days Delinquent             20                 857,128.24          0.318%
    90-119 Days Delinquent            13                 765,485.15          0.284%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           13                 610,920.83          0.227%
    Cumulative Defaults               226              10,113,103.96         3.753%

    Current Month Realized Losses                                                                                     274,515.26
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.050%
    Preceding Realized Losses                                                                                         234,668.22
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.043%
    Second Preceding Realized Losses                                                                                  418,813.51
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.076%
    Cumulative Realized Losses                                                                                      9,279,107.63
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.687%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.49000525
                                                                                                                      0.48020524

a)                                                                                                                    116,203.06
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         506,868.59
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              98,103,598.99          9,196,717.14     88,906,881.85
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    187,688.11
                                                                                                                     -175,543.06


VIIIPOOL STATISTICS

                                                                                                                           8.26%
                                                                                                                             159


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       10,807,344.71
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                10,808,386.38

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               12,145.05



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               08-Feb-02
Determination Date:            14-Feb-02
Monthly Payment Date:          15-Feb-02
Collection Period Ending:      31-Jan-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,160,684.30
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     48,729.97
    Current Monthly Interest Shortfall/Excess                                                                          -7,980.99
    Recoup of Collection Expenses                                                                                      -1,888.00
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,199,545.28

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,614,713.35
    Amount of Interest Payments Received During the Collection Period                                               1,622,694.34
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -7,980.99

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,266,101.77
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,363,493.24
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 6,864.35
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -104,255.82
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,363,493.24
    Total Ending Reserve Balance                                                                                    4,266,101.77

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,622,694.34
    Scheduled Principal Payments Received                                                                           1,754,524.14
    Principal Prepayments Received                                                                                  2,783,465.82
    Total Interest and Principal Payments Received                                                                  6,160,684.30

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    53,665.56
    minus  Reasonable Expenses                                                                                          4,935.59
    Net Liquidation Proceeds                                                                                           48,729.97
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      48,729.97

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,209,414.27
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  218,174,662.21
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       90,906.11

                                                                                                                          708.33
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  218,174,662.21
    Pool Balance as of the Current Accounting Date                                                                213,305,088.41
    Age of Pool in Months                                                                                                     31

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        215,992,915.59
    Aggregate Note Balance as of Current Accounting Date                                                          211,172,037.53

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             58                2,222,754.52         1.042%
    60-89 Days Delinquent             25                1,225,290.94         0.574%
    90-119 Days Delinquent            11                 309,742.47          0.145%
    120+ Days Delinquent               1                 21,828.99           0.010%
    Current Period Defaults            6                 331,583.84          0.155%
    Cumulative Defaults               226               8,337,230.61         3.909%

    Current Month Realized Losses                                                                                     325,426.84
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.087%
    Preceding Realized Losses                                                                                         211,748.45
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.057%
    Second Preceding Realized Losses                                                                                  515,913.65
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.138%
    Cumulative Realized Losses                                                                                      7,711,425.58
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.059%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.56952582
                                                                                                                      0.56383060

a)                                                                                                                     90,906.11
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         107,696.69
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              20,098,915.59          4,820,878.06     15,278,037.53
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     48,695.74
                                                                                                                       19,846.52
VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             145


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,131,003.02
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 6,131,711.35

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               68,542.26



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               08-Feb-02
Determination Date:            14-Feb-02
Monthly Payment Date:          15-Feb-02
Collection Period Ending:      31-Jan-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                                 15,156,812.12
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                            0.00
    Current Monthly Interest Shortfall/Excess                                                                           -26,323.56
    Recoup of Collection Expenses                                                                                             0.00
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     15,130,488.56

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      3,883,992.94
    Amount of Interest Payments Received During the Collection Period                                                 3,910,316.50
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -26,323.56

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 1,326,511.01
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,221.97
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             1,326,511.01
    Total Ending Reserve Balance                                                                                      1,328,732.98


IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                    3,910,316.50
    Interest Payments Received                                                                                        2,837,131.95
    Scheduled Principal Payments Received                                                                             8,409,363.67
    Principal Prepayments Received                                                                                   15,156,812.12
    Total Interest and Principal Payments Received

b)                                                                                                                            0.00
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                           0.00
    minus  Reasonable Expenses                                                                                                0.00
    Net Liquidation Proceeds                                                                                                  0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal
                                                                                                                     15,156,812.12

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    508,290,207.60
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        317,681.38
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    508,290,207.60
    Pool Balance as of the Current Accounting Date                                                                  497,043,711.98
    Age of Pool in Months                                                                                                        3

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          517,508,427.11
    Aggregate Note Balance as of Current Accounting Date                                                            504,685,001.48

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             80                3,361,101.01         0.676%
    60-89 Days Delinquent             23                 762,986.57          0.154%
    90-119 Days Delinquent             9                 128,609.43          0.026%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period        0                    0.00             0.000%
    Cumulative Defaults                0                    0.00             0.000%

    Current Month Realized Losses                                                                                             0.00
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.000%
    Preceding Realized Losses                                                                                                 0.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.000%
    Second Preceding Realized Losses                                                                                          0.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.000%
    Cumulative Realized Losses                                                                                                0.00
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.000%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.93876200
                                                                                                                        0.92995209

a)                                                                                                                      317,681.38
                                                                                                                              0.00

b)
    Class A-1                                                                                                           384,949.80
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                             163,808,427.11            12,823,425.63   150,985,001.48
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00

VIIIPOOL STATISTICS
                                                                                                                             9.10%
                                                                                                                               174

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              15,130,488.56


TOTAL WIRE TO HSBC                                                                                                   15,130,488.56

Amount Due To Servicer                                                                                                        0.00
